Exhibit 10.23

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of September 11, 2015, by and among THE E.W. SCRIPPS COMPANY, an Ohio corporation (the “Borrower”), each of the Lenders party hereto and SUNTRUST BANK, as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank and as swingline lender.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of April 1, 2015 (as further amended, restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement on the terms and conditions hereof; and
WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.
Section 1.Definitions.
Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.
Section 2.    Specific Amendments to the Credit Agreement.
(a)    The Credit Agreement is hereby amended by adding the following defined terms to Section 1.1 thereof in the appropriate alphabetical order:
“Excluded FCC Spectrum Auction Sale” means Excluded FCC Spectrum Auction Sale – Continued Broadcasting and Excluded FCC Spectrum Auction Sale – Discontinued Broadcasting”.
“Excluded FCC Spectrum Auction Sale – Continued Broadcasting” means any sale of spectrum space by the Borrower or its Subsidiaries through the FCC’s broadcast incentive auction (or similar sale) following which the applicable Station continues broadcasting in any substantial manner (either through channel sharing arrangements (either with the Borrower or other Subsidiaries or through third party television stations operating in the same market), by moving to UHF or VHF or a different range of the UHF or VHF spectrum, or other method of continuing broadcasting).
“Excluded FCC Spectrum Auction Sale – Discontinued Broadcasting” means any sale of spectrum space and related assets by the Borrower or its Subsidiaries through the FCC’s broadcast incentive auction (or similar sale) following which the applicable Station discontinues broadcasting.
(b)    The Credit Agreement is hereby further amended by deleting the definition of “EBITDA Percentage” in Section 1.1 thereof in its entirety and substituting in lieu thereof the following:
“EBITDA Percentage” means, as of the date of the consummation of any sale or disposition of assets (which may include the Equity Interests of a Subsidiary owning the assets to be sold or otherwise disposed of) by the Borrower or any of its Subsidiaries pursuant to clause (h) or (i) of Section 7.6, the ratio, expressed as a percentage (rounded upwards, if necessary, to the next 1/100th of 1%), obtained by dividing (a) the portion of Consolidated EBITDA attributable to such assets (or such Equity Interests) of such Person for the most recent Test Period prior to such date by (b) Consolidated EBITDA for such Test Period. For the avoidance of doubt, to the extent EBITDA Percentage is to be tested on a cumulative basis over time (i.e., for more than one asset sale or disposition after the Closing Date), the EBITDA Percentage shall be the sum of the EBITDA Percentage for each such asset sale or disposition over applicable period of time (calculated in each case on an individual basis in accordance with the prior sentence).
(c)    The Credit Agreement is hereby further amended by amending the definition of “Net Cash Proceeds” in Section 1.1 thereof by adding the following to the end of clause (x) thereof: “, and with respect to any Excluded FCC Spectrum Auction Sale – Continued Broadcasting, any payments that are required to be made by the Borrower or such Subsidiary as a result of such Excluded FCC Spectrum Auction Sale – Continued Broadcasting, including without limitation, any payments required to be made to other broadcasters in respect of any channel sharing or similar arrangement; provided that such payments are made by the Borrower or such Subsidiary within 12 months following such Excluded FCC Spectrum Auction Sale – Continued Business,”.
(d)    The Credit Agreement is hereby further amended by deleting Section 2.12(c) in its entirety and substituting in lieu thereof the following:
“(c)    (i)    One hundred percent (100%) of the Net Cash Proceeds from any Disposition (other than a Disposition in the form of an Excluded FCC Spectrum Auction Sale – Continued Broadcasting (which shall be governed exclusively by clause (ii) immediately below) and other than a Disposition in the form of an Excluded FCC Spectrum Auction Sale – Discontinued Broadcasting to the extent permitted under Section 7.6(i)(y) hereof (and any Disposition in the form of an Excluded FCC Spectrum Auction Sale – Discontinued Broadcasting in excess of the amount permitted under Section 7.6(i)(y) hereof shall be subject to this Section 2.12

(c)(i))) by any Loan Party made after the Closing Date which (together with the Net Cash Proceeds from all other Dispositions which were not reinvested in accordance with the following sentence) exceed $25,000,000 in the aggregate, shall be paid to the Administrative Agent on the date of receipt thereof by such Loan Party as a mandatory payment of the Obligations. Notwithstanding the foregoing and provided no Default or Event of Default has occurred and is continuing on the date of such Disposition or on the date of, or any date after such Disposition and prior to, any reinvestment permitted pursuant to this clause (c)(i), such Loan Party shall not be required to pay such Net Cash Proceeds to the Administrative Agent for payment of the Obligations to the extent such Loan Party reinvests such Net Cash Proceeds (the “Disposition Reinvestment Amount”), in productive assets of a kind then used or usable in the business of the Loan Parties, within one year after the date of such Disposition; provided that pending any such reinvestment, such Disposition Reinvestment Amount shall be held at all times prior to such reinvestment in a deposit account subject to a Blocked Account Agreement. In the event that the Disposition Reinvestment Amount is not reinvested by the applicable Loan Party as permitted pursuant to the foregoing sentence prior to the last day of such one year period, or a Default or Event of Default occurs prior to such reinvestment, the Borrower shall immediately pay such Disposition Reinvestment Amount to the Administrative Agent as a mandatory payment of the Obligations.
(ii)    One hundred percent (100%) of the Net Cash Proceeds from any Excluded FCC Spectrum Auction Sales – Continued Broadcasting by the Borrower or any of its Subsidiaries made after the Closing Date which, together with the Net Cash Proceeds from all other Excluded FCC Spectrum Auction Sales – Continued Broadcasting made after the Closing Date, exceed $500,000,000 in the aggregate, shall be paid to the Administrative Agent on the date of receipt thereof by the Borrower or such Subsidiary as a mandatory payment of the Obligations.
All payments made in accordance with this clause (c) shall be applied to the Obligations in the order set forth in Section 2.12(g) below. Nothing in this clause (c) shall authorize the Borrower or any Subsidiary to effect any Disposition except to the extent permitted by this Agreement.”
(e)    The Credit Agreement is hereby further amended by replacing the reference in Section 2.12(f) of the Credit Agreement to “50% of the difference of (i) Excess Cash Flow for such Fiscal Year” with “the difference of (i) 50% of the Excess Cash Flow for such Fiscal Year”.
(f)    The Credit Agreement is hereby further amended by adding the following language to the beginning of Section 7.6(h) thereof:
“exclusive of any Excluded FCC Spectrum Auction Sales – Continued Broadcasting (which will be permitted solely under clause (i)(x) immediately below) and exclusive of any Excluded FCC Spectrum Auction Sales – Discontinued Broadcasting to the extent permitted under clause (i)(y) immediately below (and any Excluded FCC

Spectrum Auction Sales – Discontinued Broadcasting in excess of the amount permitted under clause (i)(y) immediately below shall be subject to this Section 7.6(h)),”
(g)    The Credit Agreement is hereby further amended by (i) deleting “and” at the end of Section 7.6(g), (ii) deleting the “.” at the end of Section 7.6(h) and substituting a “;” therefor, and (iii) adding to Section 7.6 of the Credit Agreement the following new Section 7.6(i):
(i) (x) the sale of spectrum space in connection with one or more Excluded FCC Spectrum Auction Sales - Continued Broadcasting, and (y) the sale of spectrum space and related assets in connection with one or more Excluded FCC Spectrum Auction Sales - Discontinued Broadcasting; provided, that the EBITDA Percentage attributable to such sale pursuant to this clause (i)(y), plus the EBITDA Percentage attributable to all other assets sold or disposed of by the Borrower and its Subsidiaries pursuant to this clause (i)(y) after the Closing Date, shall not exceed 10%; and
Section 3.    No Other Amendments. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous agreements relating to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of the Administrative Agent and the Lenders or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. The Borrower acknowledges and expressly agrees that the Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. The Borrower has no knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.
Section 4.    Conditions Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment (including the attached Reaffirmation of Obligations under Loan Documents (the “Reaffirmation”)) duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.
Section 5.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a)    Compliance with Laws, Etc. As of the date hereof, and as of the date this Amendment becomes effective, the execution, delivery and performance by the Borrower of this Amendment (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, and except for filings required by applicable securities laws and regulations, which filings have been made or will be made on or prior to the date on which such filings are required to be made,

(b) will not violate any Requirements of Law applicable to the Borrower or any Subsidiary or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any Subsidiary or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any Subsidiary and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary, except Liens (if any) created under the Loan Documents.
(b)    No Default. As of the date hereof, and as of the date this Amendment becomes effective, no Default or Event of Default has occurred and is continuing, nor will any exist immediately after giving effect to this Amendment.
(c)    Representations and Warranties in Credit Agreement. All representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof except for those that expressly relate to a prior date.
(d)    Execution, Delivery and Performance. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and the execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower’s charter or by-laws or (ii) violate the law or any material contractual restriction binding on the Borrower.
(e)    Validity. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
(f)    Reaffirmation. The signatories to the Reaffirmation represent all Persons who are, or are required to be, Loan Parties (other than the Borrower) as of the date hereof.
Section 6.    Release. In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower accepts and agrees to each provision of this Amendment and the Borrower hereby releases, acquits, and forever discharges the Administrative Agent, each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative and attorney of the Administrative Agent or any Lender, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which the Borrower may have or claim to have arising out of or connected with any act or omission of the Administrative Agent or any Lender existing or occurring prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement, the other Loan Documents or the transactions contemplated thereby.
Section 7.    Further Assurances. The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 8.    References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement taking into account the terms of this Amendment.
Section 9.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
Section 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 11.    Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.
Section 12.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Any signatures delivered by a party by facsimile or other electronic method of transmission shall be deemed an original signature hereto.
Section 13.    No Novation. Nothing in this Amendment or in any of the transactions contemplated hereby is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Credit Agreement or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
Section 14.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written.
BORROWER:
THE E.W. SCRIPPS COMPANY

By:    /s/ Timothy M. Wesolowski

Name: Timothy M. Wesolowski

Title:	Senior Vice President and Chief Financial Officer

[Signatures Continue on Following Pages]

LENDERS:

SUNTRUST BANK, as Administrative Agent, as a Lender, as Swingline Lender and as Issuing Bank

By: /s/ Shannon Offen
Name: Shannon Offen
Title: Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Alfonse Simone
Name: Alfonse Simone
Title: Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kyle R. Holtz
Name: Kyle R. Holtz
Title: Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Olivier Lopez
Name: Olivier Lopez
Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

FIFTH THIRD BANK, as a Lender

By: /s/ Megan S. Szewc
Name: Megan S. Szewc
Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

PNC BANK, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Jeffrey P. Fisher
Name: Jeffrey P. Fisher
Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Susan Bader
Name: Susan Bader
Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

AMMC CLO 15, LIMITED, as a Lender

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

AMMC CLO 16, LIMITED, as a Lender

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

AMMC CLO XII, LIMITED, as a Lender

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

AMMC CLO XIII, LIMITED, as a Lender

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

AMMC CLO XIV, LIMITED, as a Lender

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

ANTARES ASSETCO LP, as a Lender

By: /s/ David Colla
Name: David Colla
Title: Duly Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Associated Electric & Gas Insurance Services Limited, as a Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Justin Slatky
Name: Justin Slatky
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Brevis High Income Fund, L.P., as a Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Justin Slatky
Name: Justin Slatky
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Cervantes Portfolio LLC, as a Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Justin Slatky
Name: Justin Slatky
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Virginia College Savings Plan, as a Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By: /s/ Justin Slatky
Name: Justin Slatky
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

CAPSTAR BANK, as a Lender

By: /s/ Arnie Preheim
Name: Arnie Preheim
Title: Senior Credit Officer

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

CIT Finance LLC, as a Lender

By: /s/ Christopher Mongeluzzi
Name: Christopher Mongeluzzi
Title: Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

MidOcean Credit CLO I, as a Lender

By: /s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Modern Bank, N.A., as a Lender

By: /s/ Eric N. Pelletier
Name: Eric N. Pelletier
Title: Managing Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Raymond James Bank, N.A., as a Lender

By: /s/ Michael Pelletier
Name: Michael Pelletier
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Sound Point CLO IV, Ltd, as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Sound Point CLO VIII, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By: /s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

THL Credit Wind River 2012-1 CLO Ltd., as a Lender

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By: /s/ Kathleen Zarn
Name: Kathleen Zarn
Title: Managing Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

THL Credit Wind River 2013-2 CLO Ltd., as a Lender

By: THL Credit Advisors LLC, as Investment Manager

By: /s/ Kathleen Zarn
Name: Kathleen Zarn
Title: Managing Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Vibrant CLO II, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Portfoilio Manager

By: /s/ David Millison
Name: David Millison
Title: Managing Partner and Senior Portfolio Manager

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Vibrant CLO III, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Portfoilio Manager

By: /s/ David Millison
Name: David Millison
Title: Managing Partner and Senior Portfolio Manager

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Vibrant CLO, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Portfoilio Manager

By: /s/ David Millison
Name: David Millison
Title: Managing Partner and Senior Portfolio Manager

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

Wells Fargo Principal Lending, LLC, as a Lender

By: /s/ Scott P. Quigley
Name: Scott P. Quigley
Title: Managing Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

ZAIS CLO 1, Limited, as a Lender

By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

ZAIS CLO 2, Limited, as a Lender

By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

ZAIS CLO 4, Limited, as a Lender

By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Signature Page to First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement]

REAFFIRMATION OF OBLIGATIONS UNDER LOAN DOCUMENTS

Each of the undersigned hereby reaffirms its continuing obligations owing to the Administrative Agent and each Lender under each Loan Document to which such Person is a party and agrees that, except as provided in the foregoing First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement (the “Amendment”), the following shall not in any way affect the validity and enforceability of any such Loan Document, or reduce, impair or discharge the obligations of or Collateral given by such Person thereunder: (a) the departure from the terms of the Credit Agreement pursuant to the terms of the Amendment; or (b) any of the other transactions contemplated by the Amendment.

Each of the undersigned further agrees (i) that references contained in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement, taking into account the terms of the Amendment and (ii) that each of the Loan Documents to which it is a party is and shall remain in full force and effect.

This reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.

[Signatures on Following Page]

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Loan Documents as of September 11, 2015.

Media Procurement Services, Inc.
Scripps Asia, Inc.
Scripps Media, Inc.
Scripps National Spelling Bee, Inc.
United Feature Syndicate, Inc.
KJRH Tulsa, LLC
KNXV Phoenix, LLC
KSHB Kansas City, LLC
WCPO Cincinnati, LLC
WEWS Cleveland, LLC
WFTS Tampa, LLC
WMAR Baltimore, LLC
WPTV West Palm Beach, LLC
WXYZ Detroit, LLC
KERO Bakersfield, LLC
KGTV San Diego, LLC
KMGH Denver, LLC
WRTV Indianapolis, LLC
Desk BC Merger, LLC
Journal Broadcast Corporation
Journal Broadcast Group, Inc.
Journal Broadcast Group of Kansas, Inc.
Journal Broadcast Group of Tennessee, Inc.
Newschannel 5 Network, LLC
Journal Holdings, Inc.

By: /s/ Timothy M. Wesolowski
Name: Timothy M. Wesolwski
Title: SVP, Chief Financial Officer